July 27, 2015 Financing Update Alamosa Project in Colorado: 8 MW Exhibit 99.2 Filed by SunEdsion, Inc. (Commission File No. 001-13828) pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Vivint Solar, Inc. Commission File No.: 001-36642

Safe Harbor With the exception of historical information, certain matters disclosed in this presentation are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties are described in the filings of SunEdison, Inc. (“SunEdison”) and TerraForm Power, Inc. (“TerraForm Power” and, together with SunEdison, the “Companies”) with the Securities and Exchange Commission (SEC), including each Company’s most recent report on Form 10-K, TerraForm Power’s most recent registration statement on Form S-1, and each Company’s reports on Forms 10-Q and 8-K, in addition to the risks and uncertainties described on page 3 of this presentation. These forward-looking statements represent the Companies’ judgment as of the date of this presentation and the Companies disclaim any intent or obligation to update these forward-looking statements, except as otherwise required by law. This presentation also includes non-GAAP financial measures. You can find a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation. 2

Forward-Looking Statements 3 This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including the timing of the completion of our acquisitions, expected installed capacity, expected CAFD, expected yield, and number of customers, and typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Certain matters discussed in this presentation and conference call are forward-looking statements. The forward-looking statements contained in this presentation represent SunEdison’s and TerraForm Power's judgment as of the date of this presentation and are based on current expectations and assumptions. Although SunEdison and TerraForm Power believe that their expectations and assumptions are reasonable, they can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others: the failure of counterparties to fulfill their obligations under off-take agreements; price fluctuations, termination provisions and buyout provisions in offtake agreements; TerraForm Power’s ability to enter into contracts to sell power on acceptable terms as offtake agreements expire; delays or unexpected costs during the completion of projects under construction; TerraForm Power’s ability to successfully identify, evaluate and consummate acquisitions from SunEdison or third parties and to integrate such assets; government regulation; operating and financial restrictions under agreements governing indebtedness; SunEdison’s and TerraForm Power’s ability to borrow additional funds and access capital markets or otherwise obtain financing for acquisitions, including through warehouse facilities; SunEdison’s and TerraForm Power’s ability to compete against traditional and renewable energy companies; hazards customary to the power production industry and power generation operations, such as unusual weather conditions and outages, and TerraForm Power’s ability to operate its business efficiently and enter into new business segments or new geographies. Furthermore, any dividends are subject to available capital, market conditions and compliance with associated laws and regulations and other matters that our board of directors deem relevant. SunEdison and TerraForm Power undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. The foregoing review of factors that could cause SunEdison’s and TerraForm Power’s actual results to differ materially from those contemplated in the forward-looking statements included in this report should be considered in connection with information regarding risks and uncertainties that may affect SunEdison’s and TerraForm Power’s future results included in SunEdison’s and TerraForm Power’s filings with the Securities and Exchange Commission available at www.sec.gov.

Executive Summary Agenda Portfolio & Cash Flow Overview 4 Transaction Financing Update

Executive Summary

- **Adjusting financing plan for Vivint Solar and Invenergy acquisitions**
  - Management believes TERP equity is significantly undervalued at today's prices
  - TERP does not intend to issue equity at these levels to fund the transactions
  - Modifying Vivint Solar financing to use cash on hand and incremental project debt
  - Current liquidity of $1.25B and conservative leverage are pillars of financial policy
  - Over $2B of warehouse capacity raised in the last year, ability to significantly expand
    - Adding additional Invenergy asset into TerraForm Private warehouse facility

- **Vivint's operating portfolio is immediately accretive, provides attractive cash flows**
  - $81M CAFD, 9.5% 10-year cash-on-cash yield[1] from 523 MW initial portfolio
  - Growing CAFD profile through 2.9% PPA escalator, drives increasing C-o-C yields
  - Predictable flow of future drop down assets on a quarterly basis increases visibility
  - Transaction close expected in November/December

- **TerraForm Power dividend trajectory provides best in class total return**
  - 30% Y-o-Y DPS growth from 2015 to 2016 based on current guidance

1. Yield calculation assumes $67M 10-year average levered CAFD and 3x HoldCo leverage

TerraForm POWER a SunEdison company

5

Executive Summary Agenda Portfolio & Cash Flow Overview 6 Transaction Financing Update

$660 $650 $0 $54 $1,256 Cash on Hand Revolver Size Revolver Draw Letters of Credit Total Liquidity TERP Has $1.25B of Available Liquidity 7 Strong Liquidity (as of July 24, 2015) 1 1. Excludes restricted cash ($80M), includes remaining proceeds from June equity ($599M) and July bond ($300M) capital raises $M

Revised Financing Plan: Fund Acquisitions Without Issuing Equity

$M

A

TERP Acquires 523 MW of Vivint Solar Assets and 265 MW of Invenergy Assets

Sources of Funds	
Cash on Hand	$610
Assumed Project Debt	358
New Project Debt	261
New HoldCo Bond	200
Total Sources of Funds	**$1,429**

Uses of Funds	
Invenergy Assets (Raleigh & Rattlesnake)	$467
Vivint Solar Assets	962
Total Uses of Funds	**$1,429**

B

TerraForm Private Warehouse Financing for Remaining 665 MW of Invenergy Assets

Sources of Funds	
TerraForm Private Warehouse Financing[1]	$1,588
Total Sources of Funds	**$1,588**

Uses of Funds	
Remaining U.S. Portfolio [2]	$1,588
Total Uses of Funds	**$1,588**

1. TerraForm Private warehouse facility expected to be created by SunEdison and is subject to market and other factors
2. Now includes California Ridge asset, in addition to original assets of Bishop Hill and Prairie Breeze 1,2, and 3

TerraForm POWER a SunEdison company

8

TERP Pro Forma Capital Structure 9 $M Standalone TERP Adjustments for Acquisitions Pro Forma Cash $660 ($610) $50 Liquidity Available (Cash on Hand and Revolver) $1,256 ($610) $646 HoldCo Debt $1,250 $200 $1,450 Permanent Project Debt 883 619 1,502 Total Debt $2,133 $819 $2,952 Run-Rate EBITDA $383 $184 $567 Run-Rate HoldCo CFADS 293 102 395 Credit Metrics Adjusted Net Debt / Run-Rate EBITDA 3.8x 5.1x Adjusted Net HoldCo Debt / Run-Rate HoldCo CFADS 2.0x 3.5x Note: CFADS is Cash Flow Available for Debt Service (CAFD before HoldCo debt service payments)

Executive Summary Agenda Portfolio & Cash Flow Overview 10 Transaction Financing Update

High Quality Residential Solar Portfolio 11 Portfolio FICO Scores Geographic Diversity2 Average2 FICO score of 750 Diversification across major solar states 1. Yield calculation assumes $67M 10-year expected average levered CAFD and 3x HoldCo leverage 2. Weighted average based on MW Year End 2015 Installed Capacity 523 MW 10-Year Expected Average Unlevered CAFD $81M 10-Year Expected Levered Cash-on-Cash Yield1 9.5% Remaining Contract Life >19 Years Number of Customers 77,000+ % of Systems with PPA Escalator >99% Average PPA Price $0.14 / kWh CA MDMA NY NJ Other 780+ 740 - 780 700 - 740 650 - 700

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Attractive Expected CAFD Profile With Escalators 12 Contracted, escalating PPAs provide attractive cash-on-cash yields Unlevered CAFD Yield Summary 1-year Yield 10-year Yield Rem. Contract Life Yield Unlevered 8.7% 8.7% 9.1% Levered 9.5% 9.5% 10.1% $M $81M 10-Year Average $85M Remaining Contract Life Average $81 $82 $80 $77 $71 $76 $82 $89 $89 $85 $82 $84 $87 $89 $93 $95 $96 $92 $79

14 TERP Reg. G: Full Year Pro Forma Reconciliation of Run-Rate Net Income to Adjusted EBITDA 1. Reflects all costs of doing business associated with the forecast operating portfolio, including expenses paid by SunEdison in excess of the payments received under the Management Services Agreement, and stock compensation expense. Excludes expenses associated with acquisition and financing activities 2. Includes non-recurring and other non-cash expenses including loss on extinguishment of debt, acquisition and other non-operating expenses, and loss on foreign exchange associated with the revaluation of intercompany loans 3. Adjusted EBITDA and cash available for distribution are non-GAAP measures. You should not consider these measures as alternatives to net income (loss), determined in accordance with GAAP, or net cash provided by operating activities, determined in accordance with GAAP (in thousands) Full Year Run-Rate Operating revenues $ 716,500 Operating costs and expenses: Costs of operations 147,300 Depreciation, amortization and accretion 280,400 General and administration1 27,700 Other non-recurring or non-cash expenses2 55,200 Total operating costs and expenses 510,600 Operating income 205,900 Interest expense, net 178,800 Other income (1,300) Income before income tax expense 28,400 Income tax expense 5,800 Net income $ 22,600 Add: Depreciation, amortization and accretion $ 280,400 Interest expense, net 178,800 Income tax expense 5,800 Other non-recurring or non-cash expenses 55,200 Stock-based compensation 15,800 Other 8,000 Adjusted EBITDA3 $ 566,600

(in thousands) Full Year Run-Rate Adjustments to reconcile net income to net cash provided by operating activities: Net income $ 22,600 Depreciation, amortization and accretion 280,400 Non-cash items 29,500 Changes in assets and liabilities 10,400 Other non-recurring or non-cash expenses 55,200 Net cash provided by operating activities $ 398,100 Adjustments to reconcile net cash provided by operating activities to cash available for distribution: Net cash provided by operating activities $ 398,100 Changes in assets and liabilities (10,400) Deposits into/withdrawals from restricted cash accounts 29,900 Cash distributions to non-controlling interests (70,400) Scheduled project-level and other debt service and repayments (48,200) Non-expansionary capital expenditures (14,600) Contributions received pursuant to agreements with SunEdison1 16,500 Other 19,700 Estimated cash available for distribution (CAFD) $ 320,600 Corporate interest expense, net of Interest Payment Agreement 74,400 Estimated cash available for debt service (CFADS) $ 395,000 15 TERP Reg. G: Full Year Pro Forma Reconciliation of Run-Rate Net Income to Cash Available for Distribution (CAFD) and Cash Flow Available for Debt Service (CFADS) 1. Primarily represents contributions received from SunEdison pursuant to the Interest Payment Agreement, which we expect will be satisfied upon the scheduled interest payment on the Senior Notes in August, 2017